UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):

March 5, 2015

Commission File Number: 0-29923

CUI Global, Inc.

(Name of Small Business Issuer in Its Charter)

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Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300

(Registrant’s telephone number)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 5, 2015, we closed on an Asset Purchase Agreement to acquire the assets of Tectrol, Inc., a Toronto, Canada corporation.  The purchase price for the acquisition of the assets was five million two hundred thousand dollars ($5,200,000), subject to good faith adjustments by the Parties according to the final value of the non-obsolete inventory conveyed and other closing adjustments.  Of the purchase price, the sum of one million two hundred thousand dollars ($1,200,000) shall be placed into an interest bearing escrow account to be paid by the Escrow Agent to the Seller in twelve (12) monthly installments commencing on March 31, 2015.  In addition, the agreement calls for an earn-out/royalty payment of two percent (2%) of the gross sales (for specific, identified customers) over a period of three (3) years from the closing date, up to a maximum of $300,000, that may or may not be paid to the Seller within 90 days of each calendar year end, depending on performance by the identified customer(s).

As a part of this acquisition strategy, CUI Global, Inc. formed a wholly owned Canadian corporate subsidiary, CUI-Canada, Inc., to receive these acquired assets. That entity entered into a five-year lease of the Toronto facility where Tectrol, Inc. was operating its business.

The foregoing summary of the asset purchase does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is attached as Exhibit 99.1 to our Form 8-K filed with the Commission on March 3, 2015 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Tectrol, Inc. consolidated financial statements audited for the years ended February 28, 2015, 2014 and 2013 are attached as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Form 8-K.

To be filed by amendment.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial information related to the Tectrol, Inc. asset acquisition is attached as Exhibit 99.2 to this Form 8-K and incorporated by reference into this Form 8-K.

To be filed by amendment.

Item 7.01 Regulation FD Disclosure.

Incorporation by Reference

The Form 8-K filed with the Commission March 3, 2015 and the exhibits attached thereto are incorporated by reference herewith.

Exhibit Number	Description
99.1	Financial Statements of Tectrol, Inc.

To be filed by amendment

99.2	Summary Unaudited Pro Forma Combined Financial Data of Tectrol, Inc. and CUI Global, Inc.

To be filed by amendment

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 6th day of March 2015.

CUI Global, Inc.
By:	/s/ William J. Clough
William J. Clough, CEO/President

Exhibit 99.1	Financial Statements of Tectrol, Inc.

To be filed by amendment

Exhibit 99.2	Summary Unaudited Pro Forma Combined Financial Data of Tectrol, Inc. and CUI Global, Inc.

To be filed by amendment